UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 9, 2002
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant=s telephone number, including area code)

Item 5.   Other Events

           On August 9, 2002, Humana Inc. (the "Company" or "Registrant) submitted to the Securities and Exchange Commission ("SEC") the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7.   Financial Statements and Exhibits
Exhibit 99.1	Statement Under Oath of Michael B. McCallister, President and Chief Executive Officer of Humana Inc.
Exhibit 99.2	Statement Under Oath of James H. Bloem, Senior Vice President and Chief Financial Officer of Humana Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.
BY: /S/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    August 9, 2002

INDEX OF EXHIBITS
Exhibit 99.1	Statement Under Oath of Michael B. McCallister, President and Chief Executive Officer of Humana Inc.
Exhibit 99.2	Statement Under Oath of James H. Bloem, Senior Vice President and Chief Financial Officer of Humana Inc.